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                                                                    Exhibit 23.2





                       CONSENT OF INDEPENDENT AUDITORS
                       -------------------------------

The Board of Directors
Vicon Industries, Inc.:

We consent to the use of our report included herein and incorporated herein by reference and to the reference to our firm under the heading "Experts" and "Selected Consolidated Financial and Operating Data" in the prospectus.



                                       KPMG PEAT MARWICK LLP


Jericho, New York
March 31, 1998